                                                                 Exhibit 10.43

--------------------------------------------------------------------------------
                                 LEASE AGREEMENT

IKON Capital      P.O. Box 9115 Macon, GA 31208-9115 800-800-1060

--------------------------------------------------------------------------------
Lease Agreement      Color Copier        Lease Number 297018

Thank you for choosing IKON! This lease agreement has been written in clear, easy to understand language. Please take time to review the terms. If you have any questions, please ask us. When we use "you" or "your", we are referring to you, our customer. When we use "IKON", we are referring to IKON Office Solutions, one of the largest distributors of the office solutions in the world. When we use "we", "us", and "our", we are referring to IKON Capital, owned by IKON and created exclusively to support them. IKON is committed to providing you quality service!

CUSTOMER INFORMATION                                                      E23428
================================================================================
Customer Location

Full Legal Name     /s/ Magnum Digital Services

Address             6601 Lyons Rd   St C-2

        Coconut
City    Creek          County    Broward        State     FL      Zip    33073


Customer Billing Contact:  Faye Harrison

Customer Billing Address (if different)

Full Legal Name     Magnum Digital Services

Address             6601 Lyons Rd   St C-2

        Coconut
City    Creek          County    Broward        State     FL      Zip    33073

Phone: (954) 570-        Fax: (954) 570-7808

EQUIPMENT DESCRIPTION
==========================================================================================================================
Quantity       Description, Make, Model & Serial Number     Quantity       Description, Make, Model & Serial Number
--------------------------------------------------------------------------------------------------------------------------
   1           Savin 206E Color System 7050021
--------------------------------------------------------------------------------------------------------------------------
   1           Fiery 170+ Color Server B05973
--------------------------------------------------------------------------------------------------------------------------

PAYMENT SCHEDULE
==========================================================================================================================
Minimum Lease Term:      Payment Due:        Monthly Payment             Advanced Payment: $1,703.63    Documentation Fee:
                         Monthly 1,607.42    Without Sales, Use, and     (Tax Included) by Check #08824    $ 45.00
     60                  Other____________   Property Tax                |X| First Month's Lease Payment
                         Step                $ 1,607.42                  ___ Other _____________________
                         (See Addendum)___
--------------------------------------------------------------------------------------------------------------------------

ADDITIONAL PROVISIONS:
--------------------------------------------------------------------------------
Sales Tax Exempt  |_| YES (Attach Exemption Certificate)
                  |X| NO

Customer Purchase Order #  N/A   (Attach copy of PO)

TERMS AND CONDITIONS
================================================================================
(1) Lease Agreement: You agree to lease from us the Equipment listed above. THIS LEASE IS NON-CANCELABLE. You agree to all of the terms and conditions contained in this Lease. You agree this Lease is for the minimum lease term indicated above. You also agree that the Equipment will be used for business only, and not for personal, family or household purposes. Our acceptance of this Lease is indicated by our leasing manager's signature. (See reverse side for more terms and conditions.)

AUTHORIZED SIGNER
================================================================================
             THE PERSON SIGNING THIS LEASE ON BEHALF OF THE CUSTOMER
            SPECIFICALLY REPRESENTS THEY HAVE THE AUTHORITY TO DO SO.

|X| /s/ Bob McDowell                    Date 8-27-97

Bob McDowell                            Owner
----------------------------------      ----------------------------------------
Printed Name                            Title

PERSONAL GUARANTY
================================================================================
I guaranty that the Customer will make all lease payments and pay all other charges required under the Lease when they are due, and that the Customer will perform all other obligations under the Lease fully and promptly. I also agree that you may modify the Lease or make other arrangements with the lessee and I will still be responsible for those payments and other obligations under the Lease. I agree that IKON Capital need not notify me of any default under the Lease, and in the event of default, I will pay all amounts due under the terms of the Lease. In addition, I will reimburse IKON Capital for any costs or attorney fees incurred in enforcing its rights.

|X| /s/ Bob McDowell                    Date 8-27-97

Printed Name of Guarantor __________________________

Home Address   3061 N.W 112th Ave
             -------------------------------------------------------------------
City      Coral Springs       State     FL        Zip  33065-[ILLEGIBLE]
     ------------------------       -------------     --------------------------
Home Phone (954) 753-6653          SSN  ###-##-####
           -----------------------     -----------------------------------------

DELIVERY AND ACCEPTANCE
================================================================================
You certify that all the Equipment described above has been delivered and is accepted. You acknowledge that such Equipment is in good condition and is performing satisfactorily.

|X| /s/ Bob McDowell                    Date 8-27-97

Bob McDowell                            Owner
----------------------------------      ----------------------------------------
Printed Name                            Title

                      CUSTOMER AGREEMENT "Retained Title"

IKON
  Office Solutions

------------------------------------------------------------------------------------------------------------------------------------
M/A            SALES REP NAME            DATE           SALES REP NO.       SALE TYPE      NATURE OF BUSINESS       E23428
|X| Y |_| N    Nora Austin              8-15-97             4060                                 2759
------------------------------------------------------------------------------------------------------------------------------------
Account   |X| NEW   |_| EXISTING        INSTALL DATE        INSTALL METER      COLOR
                                          8-27-97           9999086            9998011
------------------------------------------------------------------------------------------------------------------------------------

BILL TO        LEASING SOURCE           ACCOUNT NO.

--------------------------------------------------------------------------------
               COMPANY
               Magnum Digital Services
--------------------------------------------------------------------------------
               CONTACT                  ACCOUNT NO.
               Bob McDowell
--------------------------------------------------------------------------------
               ADDRESS
               6601 Lyons Rd, St C-2
--------------------------------------------------------------------------------
               CITY                     COUNTY
               Coconut Creek       FL        33073
--------------------------------------------------------------------------------
               PHONE               STATE     ZIP+4
               954-570-7808
--------------------------------------------------------------------------------

SHIP TO        DEPARTMENT

--------------------------------------------------------------------------------
               COMPANY
               Magnum Digital Services
--------------------------------------------------------------------------------
               CONTACT                  ACCOUNT NO.
               Bob McDowell
--------------------------------------------------------------------------------
               ADDRESS
               6601 Lyons Rd. St C-2
--------------------------------------------------------------------------------
               CITY                     COUNTY
               954-570-7808
--------------------------------------------------------------------------------
               PHONE               STATE     ZIP+4
               Coconut Creek       FL        33073
================================================================================
                               E Q U I P M E N T
================================================================================

QTY.      PROD CODE      MODEL NO.      DESCRIPTION       SERIAL NO.      MACHINE ID. NO.      UNIT PRICE      EXTENDED PRICE
 1        CVN001      1  VC20E          Savin Color       7050021                                                  Lease
------------------------------------------------------------------------------------------------------------------------------------
 1        CRN007      2  4F17P          Fiery 170+        B05973
------------------------------------------------------------------------------------------------------------------------------------
 1        CRZ101      3                 Interface         Non Serialized
------------------------------------------------------------------------------------------------------------------------------------
                      4
------------------------------------------------------------------------------------------------------------------------------------
                      5
------------------------------------------------------------------------------------------------------------------------------------
                      6
------------------------------------------------------------------------------------------------------------------------------------
                      7
------------------------------------------------------------------------------------------------------------------------------------
                      8
------------------------------------------------------------------------------------------------------------------------------------
REPLACEMENT |_|   CANCEL M/A
NET ADD     |X|   |_| YES |X| NO   TRADE IN APPRAISAL NO.        DSR $                         SUB TOTAL
------------------------------------------------------------------------------------------------------------------------------------
                                                                                               DELIVERY
                                                                                               SEE BELOW
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 TAX
------------------------------------------------------------------------------------------------------------------------------------
                                                                                               FREIGHT
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                TOTAL             Lease
------------------------------------------------------------------------------------------------------------------------------------

PURCHASE    |_|   CASH NET DUE ON DELIVERY
TERMS       |_|   OTHER ______________________
----------------------------------------------
     Amount $            Date

$________________    ___/___/___

$________________    ___/___/___

$________________    ___/___/___


|X| LEASE
|_| RENTAL TERMS

Total No. of Months 60 Monthly Payments of

$ 1,607.42, plus applicable taxes.

Advance payment(s) of first and
last ___________ months.

Total amount of advance $1,703.86


PO NO. _______________________ $_____________
--------------------------------------------------------------------------------
CK NO. _______________________ $_____________
--------------------------------------------------------------------------------
DELIVERY          Delivery Date  8/27/97
INSTRUCTIONS      |X| AM      |_| PM
                  |_|              |_| DBS Delivery Service

PAYOFF Amount $36,242.96
       Good Till    9/6/97
Payable to     Copelco
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Account No.
           ---------------------------------------------------------------------

|X| Lead

Originator     /s/ Robert Gree

|_| Call in         |_|Self Generated
--------------------------------------------------------------------------------
Supplies
|_|  Delivered by Rep.        |_|  Shipped by Corporate Supply

|_|  Delivered with Equipment from Branch

================================================================================
                                 S U P P L I E S
================================================================================

QTY.      UNIT      PRODUCT CODE        DESCRIPTION         UNIT PRICE          EXTENDED PRICE

----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                                                            SUB TOTAL
----------------------------------------------------------------------------------------------------
                                                               TAX
----------------------------------------------------------------------------------------------------
                                                             FREIGHT
----------------------------------------------------------------------------------------------------
                                                              TOTAL
----------------------------------------------------------------------------------------------------

TERMS AND CONDITIONS [ILLEGIBLE] Seller retains title and ownership to all equipment listed in this Agreement until all charges for said equipment and supplies are paid. Customer agrees to pay all charges of 1 1/2% per month on all past due balances. If Customer defaults on any payments provided for in this Agreement, or if the equipment is removed from the location to which it is delivered without the written authorization of Seller or Customer makes an assignment for the benefit of creditors, or files for protection of the Bankruptcy Court, or if a lien is placed on the equipment by any third party or a claim to ownership is made on the equipment by any third party, then Seller shall have the right to take immediate possession of the equipment without posting a bond or obtaining a court order. Should Seller retake possession of the equipment pursuant to these terms and conditions, Customer shall nonetheless be liable for immediate payment of all charges listed and upon payment of all charges, the equipment shall be returned to Customer. If payment is not made within 7 days of Seller taking possession, Seller may dispose of the equipment at public or private sale for the benefit of Customer and Customer shall be liable for the remaining unpaid balance. If Seller retains the services of an attorney to protect its interest under this Agreement, Customer agrees to pay all costs including reasonable attorney's fees. All payments called for herein shall be due in Orange County, Florida. If Customer is a corporation, then the individual signing this Agreement on its behalf, shall be jointly and severally liable with Customer for payment of all monies due hereunder. In the event the equipment is not paid for and therefore picked up there will be a $.05 per copy usage charge and a reasonable pickup charge.
-------------
E  23428
-------------

ACCEPTANCE: THIS AGREEMENT IS NOT VALID UNLESS SIGNED BY AN AUTHORIZED MANAGER OF IKON OFFICE SOLUTIONS

----------------------------------------
            MANAGER APPROVAL

X    /s/ Bob McDowell
----------------------------------------
AUTHORIZED CUSTOMER SIGNATURE

     Bob McDowell
----------------------------------------
PRINTED AUTHORIZED CUSTOMER NAME

X    /s/ Robert L McDowell
----------------------------------------
DELIVERY ACCEPTANCE SIGNATURE       DATE

--------------------------------------------------------------------------------
                               CORPORATE USE ONLY

--------------------          --------------------       --------------------

--------------------          --------------------       --------------------

--------------------          --------------------       --------------------

--------------------          --------------------       --------------------

--------------------          --------------------       --------------------
--------------------------------------------------------------------------------
IOS-002 (11-96)

DELIVERY CHARGE:

FAX THRU SEGMENT 3: $75.00

SEGMENTS 4 THRU 5: $125.00

OCE AND CLC:  $300.00

                                 CUSTOMER COPY

                              MAINTENANCE AGREEMENT

IKON
  Office Solutions

------------------------------------------------------------------------------------------------------------------------------------
M/A            SALES REP NAME            DATE           SALES REP NO.       SALE TYPE      NATURE OF BUSINESS       E23428
|X| Y |_| N    Nora Austin              8-15-97             4060                              [ILLEGIBLE]
------------------------------------------------------------------------------------------------------------------------------------
Account   |X| NEW   |_| EXISTING        INSTALL DATE        INSTALL METER      COLOR
                                          8-24-94           [ILLEGIBLE]        9998011
------------------------------------------------------------------------------------------------------------------------------------

BILL TO   LEASING SOURCE           ACCOUNT NO.

          ----------------------------------------------------------------------
          COMPANY
          Magnum Digital Services
          ----------------------------------------------------------------------
          CONTACT                  ACCOUNT NO.
          Bob McDowell
          ----------------------------------------------------------------------
          ADDRESS
          6601 Lyons Rd, St C-2
          ----------------------------------------------------------------------
          CITY                     COUNTY
          Coconut Creek            FL        33073
          ----------------------------------------------------------------------
          PHONE                    STATE     ZIP+4
          954-570-7808
================================================================================
SHIP TO   DEPARTMENT

          ----------------------------------------------------------------------
          COMPANY
          Magnum Digital Services
          ----------------------------------------------------------------------
          CONTACT                  ACCOUNT NO.
          Bob McDowell
          ----------------------------------------------------------------------
          ADDRESS
          6601 Lyons Rd. St C-2
          ----------------------------------------------------------------------
          CITY                     COUNTY
          954-570-7808
          ----------------------------------------------------------------------
          PHONE                    STATE     ZIP+4
          Coconut Creek            FL        33073

================================================================================
                                E Q U I P M E N T
================================================================================

QTY.      PROD CODE      MODEL NO.      DESCRIPTION       SERIAL NO.      MACHINE ID. NO.    BASE RATE     PLAN TYPE      BEG. METER

 1        CVN001      1  VC20E          Savin Color       7050021
------------------------------------------------------------------------------------------------------------------------------------
 1        CRN007      2  4F17P          Fiery 170+        B05973
------------------------------------------------------------------------------------------------------------------------------------
 1        CRZ101      3                 Interface         Non Serialized
------------------------------------------------------------------------------------------------------------------------------------
                      4
------------------------------------------------------------------------------------------------------------------------------------
                      5
------------------------------------------------------------------------------------------------------------------------------------
                      6
------------------------------------------------------------------------------------------------------------------------------------
                      7
------------------------------------------------------------------------------------------------------------------------------------
                      8
------------------------------------------------------------------------------------------------------------------------------------
REPLACEMENT |_|   CANCEL M/A
NET ADD     |X|   |_| YES |X| NO   TRADE IN APPRAISAL NO.        DSR $
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                              CUSTOMER P.O. NO.
                                                                           BASE TOTAL
------------------------------------------------------------------------------------------------------------------------------------

                     MAINTENANCE AGREEMENT COPIER PLAN TYPES

------------------------------------------------------------------------------------------------------------------------------------
Plans          A                         B                      C                      D                  E               F
------------------------------------------------------------------------------------------------------------------------------------
       Covers parts, labor,     Covers parts, labor,    Covers parts and        Covers parts and      Refer to        Excluded, not
       drums and toner          drums only (excludes    labor only (excludes    labor for non-        separate        covered under
       (excludes paper,         paper, toner)           drums, paper, toner)    copier equipment      contract for    any service
       staples, color toners                                                    (excludes supplies)   connectivity    program
       and optional color                                                                             and software
       units)                                                                                         services

--------------------------------------------------------------------------------
Comments
--------------------------------------------------------------------------------
1703.86 Color toners not included. $1600.00 to be credited to account from Savin manufacturer.
--------------------------------------------------------------------------------

                             PERFORMANCE GUARANTEES

Equipment Guarantee -- The equipment specified above is conditionally warranted by IKON Office Solutions for as long as the above described company shall own the machine, provided that it is covered by a IKON Office Solutions maintenance and support program. The warranty shall cover the plan indicated and is subject to the terms and conditions on the reverse side.

Emergency Response Time Guarantee -- We guarantee to respond to an emergency call within 2 to 4 hours (depending on the type of equipment, see back for specifics). This guarantee is applicable during normal business hours. If we fail to meet this response time you will be eligible for a $25.00 coupon toward your next purchase of service or supplies.

Replacement Guarantee -- If the equipment specified above is covered by IKON's maintenance agreement and becomes unrepairable within 36 months from the date of the agreement, we will replace it with a piece of similar or like equipment at no additional charge.

Loaner Protection Plan -- If we are unable to repair your equipment covered under this maintenance agreement within 8 hours of our arrival, we will provide a loaner for your use at no additional cost.

Billing Terms:
--------------------------------------------------------------------------------
Equipment Line No.

is covered by plan:           [ILLEGIBLE]
--------------------------------------------------------------------------------
at a Base Rate of:            $ 210.16       $              $
--------------------------------------------------------------------------------
to be billed (interval):      monthly
--------------------------------------------------------------------------------
and includes allowable
copies of:                    [ILLEGIBLE]
--------------------------------------------------------------------------------
Excess copies will be
billed at a per copy
price of:                     $.0495         $              $
                              per scan
--------------------------------------------------------------------------------

I have reviewed IKON Office Solutions' Maintenance Agreement Programs and DO NOT want to participate at this time.

Customer Signature
--------------------------------------------------------------------------------
ACCEPTANCE: THIS AGREEMENT IS NOT VALID UNLESS SIGNED BY AN AUTHORIZED MANAGER OF IKON OFFICE SOLUTIONS

-----------------------------------
        MANAGER APPROVAL

X /s/ Bob McDowell
-----------------------------------
AUTHORIZED CUSTOMER SIGNATURE

Bob McDowell
-----------------------------------
PRINTED AUTHORIZED CUSTOMER NAME

                                 CUSTOMER COPY

                      CUSTOMER AGREEMENT "Retained Title"

IKON
  Office Solutions

------------------------------------------------------------------------------------------------------------------------------------
M/A            SALES REP NAME            DATE           SALES REP NO.       SALE TYPE      NATURE OF BUSINESS       E47628
|X| Y |_| N    Robert Greenspon         11-21-97
------------------------------------------------------------------------------------------------------------------------------------
Account   |_| NEW   |X| EXISTING        INSTALL DATE        INSTALL METER
                                          12/2/97                5597
------------------------------------------------------------------------------------------------------------------------------------

BILL TO        LEASING SOURCE           ACCOUNT NO.

--------------------------------------------------------------------------------
               COMPANY
               Magnum Digital Services
--------------------------------------------------------------------------------
               CONTACT                  ACCOUNT NO.
               Bob McDowell
--------------------------------------------------------------------------------
               ADDRESS
               6601 Lyons Rd. Suite C-2
--------------------------------------------------------------------------------
               CITY                     COUNTY
               Coconut Creek       FL        33073
--------------------------------------------------------------------------------
               PHONE               STATE     ZIP+4
               (954) 570-7877
--------------------------------------------------------------------------------

SHIP TO        DEPARTMENT

--------------------------------------------------------------------------------
               COMPANY
               Magnum Digital Services
--------------------------------------------------------------------------------
               CONTACT                  ACCOUNT NO.
               Bob McDowell
--------------------------------------------------------------------------------
               ADDRESS
               6601 Lyons Rd. Suite C-2
--------------------------------------------------------------------------------
               CITY                     COUNTY
               Coconut Creek       FL        33073
--------------------------------------------------------------------------------
               PHONE               STATE     ZIP+4
               (954) 570-7877
================================================================================
                               E Q U I P M E N T
================================================================================

QTY.      PROD CODE      MODEL NO.      DESCRIPTION       SERIAL NO.      MACHINE ID. NO.      UNIT PRICE      EXTENDED PRICE
 1        BUN120      1  UB920          Savin 9920        6A77040032      9987M                                    Lease
------------------------------------------------------------------------------------------------------------------------------------
 1        BUNF01      2  2URDF          Auto Document
                                        Feeder            7A877050497
------------------------------------------------------------------------------------------------------------------------------------
 1        BUNP02      3  2UDUP          Paper Bank Unit   6A97020172
------------------------------------------------------------------------------------------------------------------------------------
 1        BUN901      4  2UDUP          Duplex Unit       G8017050592
------------------------------------------------------------------------------------------------------------------------------------
 1        BU2C01      5                 One bin tray
------------------------------------------------------------------------------------------------------------------------------------
 1        BU2B06      6                 Print controller
------------------------------------------------------------------------------------------------------------------------------------
 1        BU2M03      7                 Copy memory
------------------------------------------------------------------------------------------------------------------------------------
 1        F32M12      8                 16mb Printer
                                        Memory [ILLEGIBLE]
------------------------------------------------------------------------------------------------------------------------------------
REPLACEMENT |_|   CANCEL M/A
NET ADD     |X|   |_| YES |X| NO   TRADE IN APPRAISAL NO.        DSR $                         SUB TOTAL
------------------------------------------------------------------------------------------------------------------------------------
                                                                                               DELIVERY
                                                                                               SEE BELOW
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 TAX
------------------------------------------------------------------------------------------------------------------------------------
                                                                                               FREIGHT
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                TOTAL
------------------------------------------------------------------------------------------------------------------------------------

PURCHASE    |_|   CASH NET DUE ON DELIVERY
TERMS       |_|   OTHER ______________________
----------------------------------------------
     Amount $            Date

$________________    ___/___/___

$________________    ___/___/___

$________________    ___/___/___


|X| LEASE
|_| RENTAL TERMS

Total No. of Months 48 Monthly Payments of

$ 360.00, plus applicable taxes.

Advance payment(s) of (first) and
last ___________ months.

Total amount of advance $ 381.60


PO NO. _______________________ $_____________
--------------------------------------------------------------------------------
CK NO. _______________________ $_____________
--------------------------------------------------------------------------------
DELIVERY          Delivery Date  ___/___/___
INSTRUCTIONS      |_| AM         |_| PM
  12/2            |_| Sales Rep.      |_| IKON Delivery Service

PAYOFF Amount $______________
       Good Till  ___/___/___
Payable to
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Account No.
           ---------------------------------------------------------------------

|_| Lead

Originator _____________________________________________________________________

|_| Call in         |X|Self Generated
--------------------------------------------------------------------------------
Supplies
|_|  Delivered by Rep.        |_|  Shipped by Corporate Supply

|_|  Delivered with Equipment from Branch

================================================================================
                                 S U P P L I E S
================================================================================

QTY.      UNIT      PRODUCT CODE        DESCRIPTION         UNIT PRICE          EXTENDED PRICE

----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                                                            SUB TOTAL
----------------------------------------------------------------------------------------------------
                                                               TAX
----------------------------------------------------------------------------------------------------
                                                             FREIGHT
----------------------------------------------------------------------------------------------------
                                                              TOTAL
----------------------------------------------------------------------------------------------------

TERMS AND CONDITIONS [ILLEGIBLE] Seller retains title and ownership to all equipment listed in this Agreement until all charges for said equipment and supplies are paid. Customer agrees to pay all charges of 1 1/2% per month on all past due balances. If Customer defaults on any payments provided for in this Agreement, or if the equipment is removed from the location to which it is delivered without the written authorization of Seller or Customer makes an assignment for the benefit of creditors, or files for protection of the Bankruptcy Court, or if a lien is placed on the equipment by any third party or a claim to ownership is made on the equipment by any third party, then Seller shall have the right to take immediate possession of the equipment without posting a bond or obtaining a court order. Should Seller retake possession of the equipment pursuant to these terms and conditions, Customer shall nonetheless be liable for immediate payment of all charges listed and upon payment of all charges, the equipment shall be returned to Customer. If payment is not made within 7 days of Seller taking possession, Seller may dispose of the equipment at public or private sale for the benefit of Customer and Customer shall be liable for the remaining unpaid balance. If Seller retains the services of an attorney to protect its interest under this Agreement, Customer agrees to pay all costs including reasonable attorney's fees. All payments called for herein shall be due in Orange County, Florida. If Customer is a corporation, then the individual signing this Agreement on its behalf, shall be jointly and severally liable with Customer for payment of all monies due hereunder. In the event the equipment is not paid for and therefore picked up there will be a $.05 per copy usage charge and a reasonable pickup charge.
-------------
E  47628
-------------

ACCEPTANCE: THIS AGREEMENT IS NOT VALID UNLESS SIGNED BY AN AUTHORIZED MANAGER OF IKON OFFICE SOLUTIONS

----------------------------------------
            MANAGER APPROVAL

X    /s/ Bob McDowell
----------------------------------------
AUTHORIZED CUSTOMER SIGNATURE

     Bob McDowell
----------------------------------------
PRINTED AUTHORIZED CUSTOMER NAME

X    /s/ [ILLEGIBLE]
----------------------------------------
DELIVERY ACCEPTANCE SIGNATURE       DATE

--------------------------------------------------------------------------------
                               CORPORATE USE ONLY

--------------------          --------------------       --------------------

--------------------          --------------------       --------------------

--------------------          --------------------       --------------------

--------------------          --------------------       --------------------

--------------------          --------------------       --------------------
--------------------------------------------------------------------------------
MZ-108 (6/97)

DELIVERY CHARGE:

FAX THRU SEGMENT 3: $75.00

SEGMENTS 4 THRU 5: $125.00

OCE AND CLC:  $300.00